UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2020

Paya Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39627	85-2199433
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

303 Perimeter Center North Suite 600

Atlanta, Georgia 30346

(Address of Principal Executive Offices) (Zip Code)

(800) 261-0240

(Registrant’s Telephone Number, Including Area Code)

FinTech Acquisition Corp. III Parent Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PAYA	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	PAYAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment on Form 8-K/A amends the Current Report on Form 8-K of Paya Holdings Inc. (“Paya”), filed on October 22, 2020 (the “Original Report”), in which Paya reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment is being filed solely for the purpose of including: (i) the unaudited consolidated financial statements of GTCR-Ultra Holdings II, LLC for the three and nine months ended September 30, 2020, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (iii) certain pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(a)-(b) Financial Statements.

The unaudited consolidated financial statements of GTCR-Ultra Holdings II, LLC for the three and nine months ended September 30, 2020 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of GTCR-Ultra Holdings II, LLC for the three and nine months ended September 30, 2020 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d) Exhibits.

Exhibit	Description
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of GTCR-Ultra Holdings II, LLC.
99.2	Unaudited pro forma condensed combined financial information.
99.3	Unaudited consolidated financial statements of GTCR-Ultra Holdings II, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2020

PAYA HOLDINGS INC.

By:	/s/ Glenn Renzulli
Name: Glenn Renzulli
Title: Chief Financial Officer

2